UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2026

GREENLANE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 N Federal Hwy, Suite B200

Boca Raton, FL 33431

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

As previously reported in the Current Report on Form 8-K filed by Greenlane Holdings, Inc. (the “Company”) on October 7, 2026 (the “Prior Report”), on September 30, 2026, Greenlane Holdings, LLC, Warehouse Goods LLC, KIM International, LLC and Kush Supply Co. LLC (collectively, the “Assignors”), each a direct or indirect subsidiary of the Company, each executed an irrevocable assignment for the benefit of creditors under Chapter 727 of the Florida Statutes (collectively, the “Assignments”) in favor of Philip J. von Kahle (the “Assignee”), and the Assignee accepted each Assignment on that date.

On October 9, 2026, the Assignee filed a petition commencing an assignment proceeding for each Assignor in the Circuit Court of the Eleventh Judicial Circuit in and for Miami-Dade County, Florida, Complex Business Division (the “Court”), and the Court assumed jurisdiction over the assets of each Assignor on that date. The proceedings are as follows:

Assignor	Date of Assignment	Date Petition Filed	Case Number
Warehouse Goods LLC	September 30, 2026	October 9, 2026	2026-020549-CA-01
Greenlane Holdings, LLC	September 30, 2026	October 9, 2026	2026-020550-CA-01
KIM International, LLC	September 30, 2026	October 9, 2026	2026-020551-CA-01
Kush Supply Co. LLC	September 30, 2026	October 9, 2026	2026-020552-CA-01

The Assignee is seeking to have the four proceedings administered under a single consolidated docket, with the Warehouse Goods LLC proceeding as the lead case. As of the date of this Current Report on Form 8-K, the proceedings have not been consolidated and a judge has not been assigned.

The Assignee is responsible for liquidating the assets of the Assignors and distributing the proceeds to the creditors of each Assignor in accordance with Chapter 727 of the Florida Statutes, under the supervision of the Court. The Assignments do not release the Assignors from their liabilities. Additional information regarding the Assignments and the related deconsolidation is set forth in the Prior Report.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the administration and outcome of the assignment proceedings. These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including actions of the Assignee, the Court and creditors of the Assignors, claims that may be asserted against the Company or its remaining subsidiaries in connection with the Assignors or their liabilities, and the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and its subsequent filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward looking statement, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Date: October 15, 2026

By:	/s/ Vanessa Guzmán-Clark
Name:	Vanessa Guzmán-Clark
Title:	Chief Financial Officer